                                                                     EXHIBIT 4.0

                                 COUNTERSIGNED AND REGISTERED:
                                         REGISTRAR AND TRANSFER COMPANY
                                                   (Cranford, NJ) TRANSFER AGENT
                                 BY                                AND REGISTRAR

                                                              AUTHORIZED OFFICER

[LOGO]                  [FLORIDA CHOICE BANKSHARES, INC. LOGO]            [LOGO]

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                              CUSIP 34058X 10 7

                ORGANIZED UNDER THE LAWS OF THE STATE OF FLORIDA

THIS CERTIFIES THAT

                                    SPECIMEN

IS THE OWNER OF

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

                        FLORIDA CHOICE BANKSHARES, INC.

transferable on the books of the Bank by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly enclosed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Bank and the facsimile signatures of its duly authorized officers.

Dated:

                                     [SEAL]

/s/ Robert L. Porter                                    /s/ Kenneth E. LaRoe
----------------------                                  ------------------------
CORPORATE SECRETARY                                     CHIEF EXECUTIVE OFFICER

                          AMERICAN BANK NOTE COMPANY.

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                        FLORIDA CHOICE BANKSHARES, INC.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT- ____ Custodian ____
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
          survivorship and not as tenants          Act _________________________
          in common                                             (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
______________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________


_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Bank with full power of substitution in the premises.

Dated ____________________

                        X ______________________________________________________

                          ______________________________________________________
                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                          THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                          ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

________________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE BANK WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.